Long-Term Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-Term Debt
8.	Long-Term Debt

	December 31, 2013 $	December 31, 2012 $
Revolving Credit Facilities	1,919,086	1,627,979
Senior Notes (8.5%) due January 15, 2020	447,430	447,115
Norwegian Kroner-denominated Bonds due through September 2018	691,778	467,223
U.S. Dollar-denominated Term Loans due through 2023	2,523,523	2,432,374
U.S. Dollar-denominated Term Loan Variable Interest Entity due October 2016	—	230,359
U.S. Dollar Bonds due through 2023	174,150	—
Euro-denominated Term Loans due through 2023	340,221	341,382
U.S. Dollar-denominated Unsecured Demand Loans due to Joint Venture Partners	13,282	13,282

Total	6,109,470	5,559,714
Less current portion	996,425	797,411

Long-term portion	5,113,045	4,762,303

As of December 31, 2013, the Company had 14 revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to $2.6 billion, of which $0.6 billion was undrawn. Interest payments are based on LIBOR plus margins. At December 31, 2013 and December 31, 2012, the margins ranged between 0.45% and 4.5% and 0.45% and 3.25%, respectively. At December 31, 2013 and December 31, 2012, the three-month LIBOR was 0.25% and 0.31%, respectively. The total amount available under the Revolvers reduces by $776.9 million (2014), $297.5 million (2015), $713.6 million (2016), $445.0 million (2017) and $321.0 million (2018). The Revolvers are collateralized by first-priority mortgages granted on 54 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all outstanding amounts.

The Company’s 8.5% senior unsecured notes (or the 8.5% Notes) are due January 15, 2020 with a principal amount of $450 million. The 8.5% Notes were sold at a price equal to 99.181% of par and the discount is accreted through the maturity date of the notes using the effective interest rate of 8.625% per year. The Company capitalized issuance costs of $9.4 million, which is recorded in other non-current assets in the consolidated balance sheet and is amortized to interest expense over the term of the 8.5% Notes. The 8.5% Notes rank equally in right of payment with all of Teekay’s existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 8.5% Notes are not guaranteed by any of Teekay’s subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities of its subsidiaries.

The Company may redeem the 8.5% Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 8.5% Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 8.5% Notes to be redeemed (excluding accrued interest), discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date.

Teekay Offshore had 211.5 million (of the original 600 million issued) in Norwegian Kroner (or NOK) senior unsecured bonds that matured in November 2013 in the Norwegian bond market, and as a result, the carrying amount of the bonds was nil at December 31, 2013. The bonds were listed on the Oslo Stock Exchange. Interest payments on the bonds were based on NIBOR plus a margin of 4.75%. Teekay Offshore entered into a cross currency swap to swap the interest payments from NIBOR plus a margin of 4.75% into LIBOR plus a margin of 5.04%, and to fix the transfer of the principal amount at $34.7 million upon maturity in exchange for NOK 211.5 million. Teekay Offshore also entered into an interest rate swap to swap the interest payments from LIBOR to a fixed rate of 1.12%. The floating LIBOR rate receivable from the interest rate swap was capped at 3.5%, which effectively resulted in a fixed rate of 1.12% unless LIBOR exceeded 3.5%, in which case Teekay Offshore’s related interest rate effectively floated at LIBOR, but was reduced by 2.38%. In January 2013, Teekay Offshore repurchased NOK 388.5 million of the above-mentioned NOK 600 million bond issue which matured in November 2013 at a premium in connection with the issuance of NOK 1.3 billion in senior unsecured bonds. The Company recorded a $1.8 million loss on bond repurchase and $6.6 million of realized losses included in foreign currency exchange (loss) gain in its consolidated statements of income (loss) for the year ended December 31, 2013. In connection with this bond repurchase, Teekay Offshore terminated a similar notional amount of the related cross currency swap and recorded $6.8 million of realized gains included in foreign currency exchange (loss) gain in its consolidated statements of income (loss) for the year ended December 31, 2013 (see Note 15).

During 2012, Teekay Offshore, Teekay LNG and Teekay issued in the Norwegian bond market a total of NOK 2 billion of senior unsecured bonds that mature between October 2015 and May 2017. As at December 31, 2013, the total carrying amount of the bonds was $329.4 million. The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 4.75% to 5.75%. The Company entered into cross currency rate swaps to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.52% to 7.49%, and the transfer of principal fixed at $349.2 million upon maturity in exchange for NOK 2 billion (see Note 15).

In January 2013, Teekay Offshore issued in the Norwegian bond market NOK 1.3 billion in senior unsecured bonds. The bonds were issued in two tranches maturing in January 2016 (NOK 500 million) and January 2018 (NOK 800 million). As at December 31, 2013, the carrying amount of the bonds was $214.1 million. The bonds are listed on the Oslo Stock Exchange. Interest payments on the tranche maturing in 2016 are based on NIBOR plus a margin of 4.00%. Interest payments on the tranche maturing in 2018 are based on NIBOR plus a margin of 4.75%. Teekay Offshore entered into cross currency rate swaps to swap all interest and principal payments into U.S. Dollars, with interest payments fixed at a rate of 4.80% on the tranche maturing in 2016 and 5.93% on the tranche maturing in 2018 and the transfer of the principal amount fixed at $89.7 million upon maturity in exchange for NOK 500 million on the tranche maturing in 2016 and fixed at $143.5 million upon maturity in exchange for NOK 800 million on the tranche maturing in 2018 (see Note 15).

In September 2013, Teekay LNG issued in the Norwegian bond market NOK 900 million in senior unsecured bonds that mature in September 2018. As at December 31, 2013, the carrying amount of the bonds was $148.2 million. The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin of 4.35%. Teekay LNG entered into a cross currency swap, to swap all interest and principal payments into U.S. Dollars, with the interest payments fixed at a rate of 6.43% (see Note 15) and the transfer of principal fixed at $150.0 million upon maturity in exchange for NOK 900 million.

As of December 31, 2013, the Company had 19 U.S. Dollar-denominated term loans outstanding, which totaled $2.5 billion (December 31, 2012—$2.4 billion). Certain of the term loans with a total outstanding principal balance of $176.3 million as at December 31, 2013 (December 31, 2012—$328.0 million) bear interest at a weighted-average fixed rate of 5.2% (December 31, 2012—5.3%). Interest payments on the remaining term loans are based on LIBOR plus a margin. At December 31, 2013 and December 31, 2012, the margins ranged between 0.3% and 3.25%, and 0.3% and 4.25%, respectively. At December 31, 2013 and December 31, 2012, the three-month LIBOR was 0.25% and 0.31%, respectively. The term loan payments are made in quarterly or semi-annual payments commencing three or six months after delivery of each newbuilding vessel financed thereby, and 18 of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 35 (December 31, 2012—36) of the Company’s vessels, together with certain other security. In addition, at December 31, 2013, all but $94.4 million (December 31, 2012—$107.0 million) of the outstanding term loans were guaranteed by Teekay or its subsidiaries.

As of December 31, 2013, the Company had one U.S. Dollar-denominated term loan outstanding of $164.6 million, which is classified separately within current liabilities and is associated with assets held for sale on the Company’s consolidated balance sheets. A portion of the term loan, with a total outstanding principal balance of $107.0 million as at December 31, 2013, bears interest at a weighted-average fixed rate of 5.4%. Interest payments on the remaining portion of the term loan are based on LIBOR plus a margin of 0.5%. The term loan payments are made in semi-annual payments commencing six months after delivery of each newbuilding vessel financed thereby, and the term loan has balloon repayments due at maturity. The term loans are collateralized by first-priority mortgages on 4 of the Company’s vessels, together with certain other security.

In September and November 2013, Teekay Offshore issued in the U.S. private placement market $174.2 million ten-year senior secured bonds to finance the Bossa Nova Spirit and Sertanejo Spirit BG shuttle tanker newbuildings. The bonds mature in December 2023 and interest payments are fixed at 4.96%. As at December 31, 2013, the carrying amount of the bonds were $174.2 million. The bonds are collateralized by first-priority mortgages on the Bossa Nova Spirit and Sertanejo Spirit, together with other related security.

The Company has two Euro-denominated term loans outstanding, which, as at December 31, 2013, totaled 247.6 million Euros ($340.2 million) (December 31, 2012—258.8 million Euros ($341.4 million)). The Company is repaying the loans with funds generated by two Euro-denominated, long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus margins. At December 31, 2013 and December 31, 2012, the margins ranged between 0.60% and 2.25% and the one-month EURIBOR at December 31, 2013 was 0.2% (December 31, 2012—0.1%). The Euro-denominated term loans reduce in monthly payments with varying maturities through 2023 and are collateralized by first-priority mortgages on two of the Company’s vessels, together with certain other security, and are guaranteed by a subsidiary of Teekay.

Both Euro-denominated term loans and the NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company’s Euro-denominated term loans, capital leases and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the recognized foreign exchange loss of $13.3 million (2012—$12.9 million loss, 2011—$12.7 million gain).

The Company has one U.S. Dollar-denominated loan outstanding owing to a joint venture partner, which, as at December 31, 2013, totaled $13.3 million (2012—$13.3 million). Interest payments on the loan are based on a fixed interest rate of 4.84%. This loan is repayable on demand.

The weighted-average effective interest rate on the Company’s aggregate long-term debt as at December 31, 2013 was 3.0% (December 31, 2012—2.9%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).

Among other matters, the Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and five loan agreements require the maintenance of vessel market value to loan ratios. As at December 31, 2013, these ratios ranged from 122.9% to 388.9% compared to their minimum required ratios of 105% to 120%, respectively. The vessel values used in these ratios are the appraised values prepared by the Company based on second-hand sale and purchase market data. A further delay in the recovery of the conventional tanker market and a weakening of the LNG/LPG carrier market could negatively affect the ratios. Certain loan agreements require that a minimum level of free cash be maintained and, as at December 31, 2013 and December 31, 2012, this amount was $100.0 million. Most of the loan agreements also require that the Company maintain an aggregate minimum level of free liquidity and undrawn revolving credit lines with at least six months to maturity, in amounts ranging from 5% to 7.5% of total debt. As at December 31, 2013, this aggregate amount was $332.6 million (December 31, 2012—$319.1 million). As at December 31, 2013, the Company was in compliance with all covenants required by its credit facilities and other long-term debt. Certain of the Company’s long-term debt agreements restrict Teekay’s ability to access the net assets of certain of its subsidiaries, through restrictions on the distribution of cash and through financial covenants that require Teekay LNG to not exceed a maximum level of leverage. As at December 31, 2013, Teekay’s share of the restricted net assets of its consolidated subsidiaries was approximately $175.0 million.

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to December 31, 2013 are $1.3 billion (2014), $535.6 million (2015), $811.0 million (2016), $977.2 million (2017), $1.2 billion (2018) and $1.4 billion (thereafter).